MASSMUTUAL FUNDS
MassMutual Global Emerging Markets Equity Fund
Supplement dated July 1, 2023 to the
Summary Prospectus dated February 1, 2023
      This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
      Effective July 13, 2023, the following information replaces similar information found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund beginning on page S-1:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class Y	Class L	Class C
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	None	None	0.25%	1.00%
Other Expenses(1)	1.81%	1.84%	1.83%	1.81%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	2.73%	2.76%	3.00%	3.73%
Expense Reimbursement	(1.81%)	(1.84%)	(1.83%)	(1.81%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	0.92%	0.92%	1.17%	1.92%

(1)
Other Expenses have been restated to reflect current fees.

(2)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(3)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.90%, 0.90%, 1.15%, and 1.90% for Classes I, Y, L, and C respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class L shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$185	$762	$1,364	$2,995
Class Y	$187	$769	$1,378	$3,023
Class L	$603	$1,208	$1,837	$3,523
Class C	$386	$1,058	$1,849	$3,918

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class L	$603	$1,208	$1,837	$3,523
Class C	$286	$1,058	$1,849	$3,918
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
GEME-23-01